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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  December 6, 2004


                                U.S. MEDSYS CORP.
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             (Exact name of registrant as specified in its charter)


         Colorado                    0-27513                 84-1308436
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(State or other jurisdiction       (Commission              (IRS Employer
     of incorporation)             File Number)          Identification No.)


1401 17th Street, Suite 1150, Denver, Colorado                   80202
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   (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:       (303) 296-2690
                                                   -----------------------------


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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 6, 2004, U.S. Medsys Corp. (the "Company") purchased 75% of the outstanding common stock of New England Orthotic & Diabetic Shoe Manufacturing Company, Inc., a Delaware corporation ("NEODS"), from its sole shareholder, Visionary Medical Consulting Corp., in exchange for 250,000 shares of restricted common stock of the Company. A copy of the stock purchase agreement is attached as an exhibit to this report and is incorporated by reference herein.

NEODS was recently formed, and has no material assets, liabilities or operations. Accordingly, the acquisition of a 75% interest in NEODS does not constitute an acquisition of assets under Item 2.10 of Form 8-K that would require the filing of financial statements of NEODS.

NEODS is finalizing a lease/purchase agreement on an existing manufacturing facility in Dexter, Maine, and will add equipment and leasehold improvements to create a state-of-the-art facility designed to produce 20,000 custom orthotics, 20,000 semi-custom orthotics and 2,000 pairs of diabetic shoes with insoles in a single month.

NEODS entered into a contract with First JMA Enterprises, LLC of Moorestown, New Jersey, for First JMA to market, distribute and sell semi-custom orthotics and diabetic shoes to be manufactured by NEODS. First JMA owns, operates and licenses 14 locations and is also a distributor to a network of an additional 35 independent orthotics outlets. NEODS will manufacture a branded name of semi-custom orthotics to be marketed by First JMA under the name "Next Step."

Additionally, UMSY expects that NEODS will become the primary supplier of orthotics and diabetic shoes for the PMC/Foot Care Network, which is currently comprised of 3,300 board-certified podiatric surgeons.

At closing, new directors and officers of NEODS were appointed. Thomas H. King, the new President and CEO of the Company (described in Item 5.02, below) was appointed as a director and as president of NEODS, and Anthony Rubino, the CFO of the Company, was appointed as a director and as CFO of NEODS.

Disclosure of certain related-party matters
-------------------------------------------

Visionary Medical Consulting Corp. is a consultant to the Company and is paid $10,000 per month to assist the Company in its efforts to research and market various products, specifically medical equipment and devices, and to develop business opportunities.

The equity members of First JMA Enterprises, LLC, include Visionary Medical Consulting Corp. (20% interest) and the spouse of Michael Fuoco (40% interest). Michael Fuoco is employed by the Company's subsidiary, PMC/Foot Care Network, LLC, as director of network development, and A & M Management Group, LLC, which provides consulting services to the Company and certifies podiatrists for membership in the PMC/Foot Care Network, is owned by Mr. Fuoco's spouse and other family members.


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ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF THE REGISTRATION.

Pursuant to the acquisition of a 75% interest in NEODS, as described in Item 1.01, above, NEODS became a majority-owned subsidiary of the Company and the Company agreed to provide capital in the form of loans of $100,000 within ten business days after December 6, 2004, and up to an additional $200,000 thereafter as may be deemed necessary by management of NEODS. The funds will be used for working capital, equipment purchases and leasehold improvements.


ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Appointment of Thomas H. King as President and Chief Executive Officer
----------------------------------------------------------------------

Effective December 6, 2004, Thomas H. King was appointed President and Chief Executive Officer. A copy of the employment agreement between Thomas H. King and U.S. MedSys Corp. dated December 6, 2004, is attached as an exhibit to this report and is incorporated by reference herein. The term of Mr. King's employment commenced on December 6, 2004 and shall continue until December 6, 2007. The term shall be automatically renewed annually commencing December 6, 2007, unless either party provides the other with written notice at least 60 days prior to the expiration of the term. Mr. King shall be paid a base salary of $195,000 payable in monthly installments. Additionally, Mr. King shall receive an allowance for auto expenses, and shall receive benefits that include health insurance, vacation and sick time, and a $1 million life insurance policy. Mr. King shall also be eligible to participate in the company's stock option plan to the same extent as other senior executives of the company.

Mr. King has served as a consultant to the Company since November 2002, and to its subsidiary, U.S. MedSys Technologies, Inc., since May 2002. From 1993 through 2001, Mr. King as engaged in investment banking activities at various brokerage firms in New Jersey and New York, as an NASD licensed broker (Series 7 and 63 - currently expired).

Appointment of Peter G. Futro as Chairman
-----------------------------------------

Effective December 6, 2004, Peter G. Futro was appointed Chairman. A copy of the employment agreement between Peter G. Futro and U.S. MedSys Corp. dated December 6, 2004, is attached as an exhibit to this report and is incorporated by reference herein. The term of Mr. Futro's employment commenced on December 6, 2004 and shall continue until December 6, 2007. The term shall be automatically renewed annually commencing December 6, 2007, unless either party provides the other with written notice at least 60 days prior to the expiration of the term. Mr. Futro shall be paid a base salary of $195,000 payable in monthly installments. Additionally, Mr. Futro shall receive allowances for auto expenses and office expenses, and shall receive benefits that include health insurance, vacation and sick time, and a $1 million life insurance policy. Mr. Futro shall also be eligible to participate in the company's stock option plan to the same extent as other senior executives of the company.

Mr. Futro is also a director of the Company, and previously held the positions of CEO and CFO for the Company since November 2002.


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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit       Description
-------       -----------
10.9          Employment Contract with Thomas H. King dated December 6, 2004. (Filed herewith.)

10.10         Confidentiality and Non-Competition Agreement with Thomas H. King dated December 6, 2004. (Filed herewith.)

10.11         Employment Contract with Peter G. Futro dated December 6, 2004. (Filed herewith.)

10.12         Confidentiality and Non-Competition Agreement with Peter G. Futro dated December 6, 2004. (Filed herewith.)

10.13         Stock Purchase Agreement dated December 6, 2004, regarding acquisition of 75% interest in New
              England Orthotic & Diabetic Shoe Manufacturing Company, Inc. (Filed herewith.)


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     U.S. MEDSYS CORP.



                                                     By: /s/ Thomas H. King
                                                         -----------------------
                                                         Thomas H. King, CEO



Date:  December 10, 2004


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                                  EXHIBIT INDEX
                                  -------------

10.9          Employment Contract with Thomas H. King dated December 6, 2004. (Filed herewith.)

10.10         Confidentiality and Non-Competition Agreement with Thomas H. King dated December 6, 2004. (Filed herewith.)

10.11         Employment Contract with Peter G. Futro dated December 6, 2004. (Filed herewith.)

10.12         Confidentiality and Non-Competition Agreement with Peter G. Futro dated December 6, 2004. (Filed herewith.)

10.13         Stock Purchase Agreement dated December 6, 2004, regarding acquisition of 75% interest in New
              England Orthotic & Diabetic Shoe Manufacturing Company, Inc. (Filed herewith.)